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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 6, 2005


                            COFFEE HOLDING CO., INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                         001-32491               11-2238111
          ------                         ---------               ----------
(State or other jurisdiction            (Commission             (IRS Employer
       of incorporation)                File Number)         Identification No.)


    4401 First Avenue, Brooklyn, New York                       11232-0005
    -------------------------------------                       ----------
   (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (718) 832-0800


                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 6, 2005, the registrant entered into employment agreements with Andrew Gordon, its President, Chief Executive Officer, Chief Financial Officer and Treasurer, and David Gordon, its Executive Vice President - Operations and Secretary.

         The employment agreements have rolling five-year terms and may be converted to fixed five-year terms by the decision of the registrant's Board of Directors or the executive. The agreements provide for minimum annual salaries of $325,000 for Andrew Gordon and $300,000 for David Gordon, respectively, discretionary cash bonuses, and participation on generally applicable terms and conditions in other compensation and fringe benefit plans. They also guarantee customary corporate indemnification and errors and omissions insurance coverage throughout the employment term and thereafter for so long as the executives are subject to liability for such service to the extent permissible by the Nevada Revised Statutes.

         The terms of the employment agreements provide that each executive is entitled to severance benefits if his employment is terminated without "cause" or if he resigns for "good reason" or following a "change in control" (as such terms will be defined in the employment agreements) equal to the value of the cash compensation and fringe benefits that he would have received if he had continued working for the remaining unexpired term of the agreement. The employment agreements also provide uninsured disability benefits. During the term of the employment agreements and, in case of discharge with "cause" or resignation without "good reason," for a period of one year thereafter, the executives will be subject to (i) restrictions on competition with the registrant and (ii) restrictions on the solicitation of the registrant's customers and employees. For all periods during and after the term, the executives will be subject to nondisclosure and restrictions relating to the registrant's confidential information and trade secrets.

         If the registrant experiences a change in ownership, a change in effective ownership or control or a change in ownership of a substantial portion of the registrant's assets as contemplated by
         Section 280G of the Internal Revenue Code, a portion of any severance payments under the employment agreements might constitute an "excess parachute payment" under current federal tax laws. Federal tax laws impose a 20% excise tax, payable by each executive, on excess parachute payments. Under the terms of the employment agreements, the registrant would reimburse the executives for the amount of this excise tax and would make an additional gross-up payment so that, after payment of the excise tax and all income and excise taxes imposed on the reimbursement and gross-up payments, the executives will retain approximately the same net-after tax amounts under the employment agreements that they would have retained if there were no 20% excise tax. The effect of this provision is that the registrant, and not the executives, bears the financial cost of the excise tax and the registrant could not claim a federal income tax deduction for an excess parachute payment, excise tax reimbursement or gross-up payment.
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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

         (d) On May 6, 2005, Barry Knepper, Sal Reda and Robert M. Williams were appointed to the Board of Directors of the registrant. Mr. Knepper will chair the Audit Committee and serve on the Compensation Committee. Mr. Reda will chair the Compensation Committee and serve on the Nominating and Corporate Governance Committee. Mr. Williams will serve on the Compensation and Nominating and Corporate Governance Committees.

ITEM 8.01 OTHER EVENTS.

         On May 6, 2005, the registrant completed its initial public offering of its common stock. The registrant sold 1,400,000 shares of its common stock at $5.00 per share. The underwriters have been granted an option for a period of 45 days to purchase up to an aggregate of 210,000 additional shares of common stock from the registrant to cover over-allotments, if any. The registrant's common stock is listed on the American Stock Exchange under the symbol "JVA." A copy of the press release announcing the initial public offering is attached hereto as
         Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      10.14    Employment Agreement by and among Coffee Holding Co., Inc. and
                  Andrew Gordon (incorporated herein by reference to Exhibit
                  10.14 to the registrant's Registration Statement on Form SB-2, filed with the Securities and Exchange Commission on June 24,
                  2004).

         10.15 Employment Agreement by and among Coffee Holding Co., Inc. and David Gordon (incorporated herein by reference to Exhibit
                  10.15 to the registrant's Registration Statement on Form SB-2, filed with the Securities and Exchange Commission on June 24,
                  2004).

         99.1     Press Release dated May 3, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         Dated:  May 6, 2005           COFFEE HOLDING CO., INC.



                                       By:      /s/ Andrew Gordon
                                                ---------------------------
                                       Name:    Andrew Gordon
                                       Title:   President and Chief Executive
                                                Officer

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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------

   10.14 Employment Agreement by and among Coffee Holding Co., Inc. and Andrew Gordon (incorporated herein by reference to Exhibit
                  10.14 to the registrant's Registration Statement on Form SB-2, filed with the Securities and Exchange Commission on June 24,
                  2004).

   10.15 Employment Agreement by and among Coffee Holding Co., Inc. and David Gordon (incorporated herein by reference to Exhibit
                  10.15 to the registrant's Registration Statement on Form SB-2, filed with the Securities and Exchange Commission on June 24,
                  2004).

    99.1          Press release dated May 3, 2005.